UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2024

Oklo Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40583	86-2292473
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3190 Coronado Dr. Santa Clara, CA	95054
(Address of principal executive offices)	(Zip Code)

(650) 550-0127

(Registrant’s telephone number, including area code)

AltC Acquisition Corp.

640 Fifth Avenue, 12th Floor

New York, NY 10019

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	OKLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “Oklo” and the “Company” refer to Oklo Inc., a Delaware corporation (formerly known as AltC Acquisition Corp.), and its consolidated subsidiaries following the Closing (as defined below), and references to “AltC” refer to AltC Acquisition Corp., a Delaware corporation, prior to the Closing (as defined below). All references herein to the “Board” refer to the board of directors of Oklo.

“Legacy Oklo” refers to Oklo Technologies, Inc., a Delaware corporation (formerly known as Oklo Inc.) and a wholly owned subsidiary of the Company, which the Company acquired through the Business Combination (as defined below).

As disclosed under the section titled “Proposal No. 1—The Business Combination” beginning on page 152 of the definitive proxy statement/prospectus/consent solicitation statement (the “Proxy Statement/Prospectus/Consent Solicitation”), filed by AltC with the Securities and Exchange Commission (the “SEC”) on April 26, 2024, AltC entered into an Agreement and Plan of Merger and Reorganization (as amended, modified, supplemented or waived, the “Merger Agreement”), dated July 11, 2023, by and among AltC, AltC Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of AltC (“Merger Sub”), and Legacy Oklo. Pursuant to the Merger Agreement, Merger Sub was merged with and into Legacy Oklo, with Legacy Oklo surviving the merger as a wholly owned subsidiary of the Company (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Business Combination”). In connection with the Closing, the Company changed its name from “AltC Acquisition Corp.” to “Oklo Inc.”

As previously reported, AltC held a special meeting of stockholders on May 7, 2024 (the “Special Meeting”), at which the AltC stockholders considered and adopted, among other matters, a proposal to approve the Business Combination, including (a) adopting the Merger Agreement and (b) approving the other transactions contemplated by the Merger Agreement and related agreements described in the Proxy Statement/Prospectus/Consent Solicitation.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, on May 9, 2024 (the “Closing Date”) the Business Combination was consummated (the “Closing”).

Item 2.01 of this Current Report on Form 8-K (this “Report”) discusses the consummation of the Business Combination and the entry into agreements relating thereto and is incorporated herein by reference.

Terms used in this Report but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus/Consent Solicitation in the section titled “Frequently Used Terms” beginning on page 1 thereof or elsewhere in the Proxy Statement/Prospectus/Consent Solicitation, and such definitions are incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

On the Closing Date, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, AltC, AltC Sponsor LLC, a Delaware limited liability company (“Sponsor”) and certain persons and entities receiving shares of Oklo Class A common stock (as defined below) in connection with the Business Combination entered into the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement/Prospectus/Consent Solicitation titled “Proposal No. 1—The Business Combination Proposal—Certain Agreements Related to the Business Combination—Registration Rights Agreement,” beginning on page 172 thereof. Such description is qualified in its entirety by the full text of the Registration Rights Agreement, which is included as Exhibit 10.1 to this Report and is incorporated herein by reference.

Sponsor Agreement

On July 11, 2023, in connection with the execution of the Merger Agreement, AltC entered into the Amended and Restated Letter Agreement with Sponsor, the Insiders and Legacy Oklo (the “Sponsor Agreement”). The material terms of the Sponsor Agreement are described in the section of the Proxy Statement/Prospectus/Consent Solicitation titled “Proposal No. 1—The Business Combination Proposal—Certain Agreements Related to the Business Combination—Sponsor Agreement,” beginning on page 45 thereof. Such description is qualified in its entirety by the full text of the Sponsor Agreement, which is included as Exhibit 10.2 to this Report and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As described above, on May 7, 2024, AltC held the Special Meeting, at which the AltC stockholders considered and adopted, among other matters, a proposal to approve the Merger Agreement and the Business Combination. On the Closing Date, the parties consummated the Business Combination.

In connection with the Special Meeting, holders of 710 shares of AltC’s Class A common stock, par value $0.0001 per share (“AltC Class A common stock”) properly exercised their right to redeem their shares (the “Redemption”) for a pro rata portion of the trust account holding the proceeds from AltC’s initial public offering, calculated as of two business days prior to the Closing, which was approximately $10.50 per share, or approximately $7,457.80 in the aggregate.

As a result of the Business Combination, the aggregate consideration paid to Legacy Oklo equityholders, including Legacy Oklo stockholders and holders of outstanding Legacy Oklo options was (a) (i) $850,000,000 plus (ii) $25,000,000 in Permitted Equity Financing (the sum of (i) and (ii), the “Equity Value”), which consideration was paid entirely in shares of Oklo’s Class A common stock, par value $0.0001 per share (“Oklo Class A common stock”), in an amount equal to $10.00 per share, and (b) the contingent right to receive up to an aggregate of 15,000,000 shares of Oklo Class A common stock, which will be issued to eligible holders of pre-Closing securities of Legacy Oklo during the five-year period following the Closing (the “Earnout Period”), in three separate tranches equal to (i) 7,500,000 shares of Oklo Class A common stock, (ii) 5,000,000 shares of Oklo Class A common stock, and (iii) 2,500,000 shares of Oklo Class A common stock (such shares, the “Earnout Shares”), upon the satisfaction of certain price targets, which are based upon (A) the closing sale price of one share of Oklo Class A common stock as quoted on the New York Stock Exchange (“NYSE”) or the exchange on which the shares of Oklo Class A common stock are then traded, for any twenty trading days within any sixty consecutive trading day period within the Earnout Period or (B) if the Company undergoes a Change in Control (as defined in the Merger Agreement), the price per share received by stockholders of the Company in such Change in Control transaction. At the Effective Time, each share of Legacy Oklo’s common stock, par value $0.0001 per share (“Legacy Oklo common stock”) issued and outstanding immediately prior to the Closing was automatically surrendered and exchanged for the right to receive a number of shares of Oklo Class A common stock equal to the Exchange Ratio, which is based on the per share Equity Value (calculated in accordance with the Merger Agreement). The Exchange Ratio was approximately 6.062 shares of AltC Class A common stock (renamed Oklo Class A common stock after the Closing) for each issued and outstanding share of Legacy Oklo common stock.

At the Closing, (i) 78,996,459 shares of AltC Class A common stock (which remained outstanding as Oklo Class A common stock after the Closing) were issued to holders of Legacy Oklo common stock (“Legacy Oklo stockholders”) in exchange for all outstanding shares of Legacy Oklo common stock, including shares of Legacy Oklo common stock resulting from the conversion of Legacy Oklo’s preferred stock and Oklo SAFEs, (ii) 10,432,749 shares of AltC Class A common stock were reserved for issuance upon the exercise of all issued and outstanding options to purchase or acquire shares of Legacy Oklo common stock immediately prior to the Closing, and (iii) each outstanding share of AltC Class B common stock was converted into a share of Oklo Class A common stock on a one-for-one basis.

As described above, on July 11, 2023, AltC entered into the Sponsor Agreement, pursuant to which, among other things, Sponsor agreed, subject to the terms and conditions included therein, immediately prior to the Closing, to purchase in a private placement up to 5,000,000 shares of AltC Class A common stock at a purchase price of $10.00 per share equal to an amount up to $50,000,000 (the “Sponsor Commitment”). Under the terms of the Sponsor Agreement, if the Available Closing SPAC Cash (as defined in the Merger Agreement) was less than $250,000,000, Sponsor (or an affiliated co-investor of Sponsor) would have been required to fund an amount of the Sponsor Commitment equal to (i) $250,000,000 minus (ii) the Available Closing SPAC Cash, before accounting for the funding of any Sponsor Commitment; which amount, under no circumstances could exceed the maximum amount of the Sponsor Commitment. Because the Available Closing SPAC Cash (before accounting for the funding of any Sponsor Commitment) exceeded $250,000,000, Sponsor was not required to purchase any shares of AltC Class A common stock, and therefore the Sponsor Commitment was not funded.

After giving effect to the Redemption and the issuance of shares of Oklo Class A common stock to Legacy Oklo stockholders in connection with the consummation of the Business Combination, there were 122,096,270 shares of Oklo Class A common stock issued and outstanding. Of those shares, 78,996,459 were issued to holders of Legacy Oklo equity securities in respect of such securities, representing approximately 64.7% of the Company’s voting power following the Closing.

Oklo’s Class A common stock commenced trading on the NYSE under the symbol “OKLO” on May 10, 2024.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K provides that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as AltC was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Report, the Company has ceased to be a shell company. Accordingly, the Company is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Report includes statements that express Oklo’s opinions, expectations, objectives, beliefs, plans, intentions, strategies, assumptions, forecasts or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” or, in each case, their negative or other variations or comparable terminology, and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Report (including in information that is incorporated by reference into this Report) and include statements regarding our intentions, beliefs or current expectations concerning, among other things, the Business Combination and the benefits of the Business Combination, including results of operations, financial condition, liquidity, prospects, growth, strategies and the markets in which Oklo operates. Such forward-looking statements are based on information available as of the date of this Report, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties.

As a result of a number of known and unknown risks and uncertainties, the actual results or performance of Oklo may be materially different from those expressed or implied by these forward-looking statements. The following important factors, in addition to those discussed under the heading “Risk Factors” in the Proxy Statement/Prospectus/Consent Solicitation, could affect Oklo’s future results and cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements:

•	changes in domestic and foreign business, market, financial, political and legal conditions;

•	Oklo’s pursuit of an emerging market, with no commercial project operating;

•	the fact that Oklo has not entered into any definitive agreements with customers for the sale of power or recycling of nuclear fuel;

•	Oklo’s ability to enter into agreements with potential new customers to provide power may be limited by certain terms of the February 2024 LOI, including right of first refusal and most favored nations provisions;

•	Oklo’s potential need for financing to grow its business and/or to construct its powerhouses or other facilities;

•	the outcome of any legal proceedings that may be instituted against Oklo or AltC following announcement of the Business Combination;

•	risks relating to the uncertainty of the projected financial information with respect to Oklo, including conversion of reservations, letters of intent, and memoranda of understanding, into binding orders;

•	risks related to the timing of expected business milestones and commercial launch;

•	risks related to future market adoption of Oklo’s offerings;

•	the effects of competition;

•	changes in regulatory requirements, governmental incentives and fuel and energy prices;

•	changes to applicable government policies, regulations, mandates and funding levels relating to Oklo’s business with government entities;

•	the impact to Oklo and its potential customers from changes in interest rates or inflation and rising costs, including commodity and labor costs;

•	Oklo’s ability to rapidly innovate;

•	Oklo’s ability to maintain, protect and enhance its intellectual property;

•	Oklo’s ability to attract, retain and expand its future customer base;

•	Oklo’s ability to effectively manage its growth and recruit and retain key employees, including its chief executive officer and executive team;

•	Oklo’s ability to establish its brand and capture additional market share, and the risks associated with negative press or reputational harm;

•	Oklo’s ability to achieve a competitive levelized cost of electricity;

•	Oklo’s ability to manage expenses including operating and capital expenses;

•	Oklo’s projected commercialization costs and timeline;

•	Oklo’s ability to timely and effectively meet construction timelines and scale its production and manufacturing process;

•	changes in the policies, priorities, regulations, mandates and funding levels of the governmental entities to which Oklo is subject;

•	the risk that certain illustrative unit economics are based on assumptions and expectations, including with respect to costs, revenue, and sources of revenue, and gross margins, that prove to be incorrect for any reason;

•	the ability of Oklo to issue equity or equity-linked securities in the future;

•	the ability to raise sufficient capital to fund Oklo’s business plan;

•	the ability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, and the ability of Oklo to grow and manage growth profitably;

•	the impact and potential extended duration of the current supply/demand imbalance in the market for high-assay low-enriched uranium;

•	whether government funding for high-assay, low-enriched uranium for government or commercial uses will result in adequate supply on anticipated timelines to support Oklo’s business;

•	Oklo’s and its commercial partners’ ability to obtain regulatory approvals necessary to deploy small modular reactors in the U.S. and abroad in a timely way, or at all;

•	risks relating to the negative public or political perception of Oklo or the nuclear energy industry in general;

•	the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and

•	those factors discussed under the section titled “Risk Factors” beginning on page 81 of the Proxy Statement/Prospectus/Consent Solicitation and incorporated herein by reference.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the other documents filed by Oklo from time to time with the SEC, as well as those factors described or incorporated by reference under the heading “Risk Factors” below. The forward-looking statements contained in this Report and in any document incorporated by reference are based on current expectations and beliefs concerning future developments and their potential effects on Oklo. There can be no assurance that future developments affecting Oklo will be those that Oklo has anticipated. Oklo undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

Oklo’s business is described in the Proxy Statement/Prospectus/Consent Solicitation in the section titled “Information About Oklo” beginning on page 255 thereof, which is incorporated herein by reference.

Risk Factors

The risks associated with Oklo’s business are described in the Proxy Statement/Prospectus/Consent Solicitation in the section titled “Risk Factors” beginning on page 81 thereof and are incorporated herein by reference. A summary of the risks associated with Oklo’s business is also included on pages 78-79 of the Proxy Statement/Prospectus/Consent Solicitation in the section titled “Risk Factors” and is incorporated herein by reference.

Financial Information

The audited financial statements of Legacy Oklo as of and for the years ended December 31, 2023 and 2022 and the related notes thereto are included in the Proxy Statement/Prospectus/Consent Solicitation beginning on page F-2 thereof and are incorporated herein by reference.

The unaudited financial statements of Legacy Oklo as of and for the three months ended March 31, 2024 and 2023 and the related notes thereto are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited pro forma condensed combined financial information of the Company as of March 31, 2024, and for the three months ended March 31, 2024 and the year ended December 31, 2023 is filed as Exhibit 99.3 to this Report and incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Legacy Oklo’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2023 and 2022 is included on pages 270-281 of the Proxy Statement/Prospectus/Consent Solicitation and is incorporated herein by reference.

Legacy Oklo’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 2024 and 2023 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure in the section titled “Oklo’s Management’s Discussion and Analysis of Financial Condition and Results of Operation – Quantitative and Qualitative Disclosures About Market Risk” on pages 280-81 of the Proxy Statement/Prospectus/Consent Solicitation, which is incorporated herein by reference.

Properties

Oklo’s material facilities are described in the Proxy Statement/Prospectus/Consent Solicitation in the section titled “Information About Oklo —Facilities” on page 268 thereof, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table and accompanying footnotes sets forth information known to us regarding the beneficial ownership of Oklo Class A common stock following the consummation of the Business Combination by:

•	each person who is known to be the beneficial owner of more than 5% of the outstanding shares of Oklo Class A common stock;

•	each of our current named executive officers and directors; and

•	all of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Unless otherwise indicated, we believe that each person named in the table below has sole voting and investment power with respect to the voting securities beneficially owned by them.

The beneficial ownership Oklo Class A common stock is based on 122,096,270 shares of Oklo Class A common stock issued and outstanding immediately following consummation of the Business Combination.

Name and Address of Beneficial Owner(1)	Number of Shares	% of Ownership
5% Holders
AltC Sponsor LLC(2)(3)	13,950,000	11.43%
Data Collective IV, L.P.(4)	6,920,804	5.67%
Mithril II, L.P.(5)	6,510,297	5.33%
Directors and Named Executive Officers
Sam Altman(6)	3,151,379	2.58%
Jacob DeWitte	11,190,452	9.17%
Caroline Cochran	10,911,600	8.94%
Michael Klein(2)(3)	13,950,000	11.43%
Richard W. Kinzley	—	—
R. Craig Bealmear	—	—
Lieutenant General (Ret.) John Jansen	—	—
Chris Wright	—	—
All directors and executive officers as a group (8 individuals)	39,203,431	32.11%

*	Less than 1%.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Oklo Inc., 3190 Coronado Dr., Santa Clara, CA 95054.

(2)	Michael Klein is the controlling stockholder of M. Klein Associates, Inc., which is the managing member of AltC Sponsor LLC. The shares beneficially owned by AltC Sponsor LLC may also be deemed to be beneficially owned by Mr. Klein.

(3)	At the Closing, all 12,500,000 AltC founder shares held by the Sponsor were converted into shares of Oklo Class A common stock on a 1-for-1 basis and unvested. The 12,500,000 shares of Oklo Class A common stock that were unvested at the Closing will vest upon the occurrence of the Vesting Triggering Events or a Sale during the Vesting Period. Any unvested shares that do not vest during the Vesting Period will be forfeited to the Company for no consideration.

(4)	Data Collective IV GP, LLC (“DCGP”) is the general partner of Data Collective IV, L.P. (“DCIV”). Zachary Bogue and Matthew Ocko are the managing members of DCGP and exercise voting and dispositive power over the shares held by DCIV and therefore may be deemed to share beneficial ownership of such shares. The business address of this stockholder is 270 University Ave., Palo Alto, CA 94301.

(5)	Mithril II UGP LLC is the general partner of Mithril II GP LP, which is the general partner of Mithril II, L.P. and each of Mithril II UGP LLC and Mithril II GP LP may be deemed to have shared voting, investment and dispositive power with respect to the securities held by Mithril II, L.P. Ajay Royan is the sole managing member of Mithril II UGP LLC. Ajay Royan and Peter Thiel are the members of the investment committee of Mithril II GP LP, which makes all investment decisions with respect to the shares held by Mithril II, L.P., and may be deemed to have shared voting, investment and dispositive power with respect to the securities held by Mithril II, L.P. The address of the principal offices of each of these entities is c/o Mithril Capital Management LLC, 600 Congress Avenue, Suite 3100, Austin, TX 78701.

(6)	Includes 3,151,379 shares of Oklo Class A common stock held by Hydrazine Capital II, L.P. Mr. Altman has sole voting and investment power over the shares held by Hydrazine Capital II, L.P. and therefore may be deemed to have beneficial ownership over such shares.

Directors and Executive Officers

The information set forth in Item 5.02 of this Report is incorporated herein by reference.

Upon the consummation of the transactions contemplated by the Merger Agreement and documents related thereto, and in accordance with the terms of the Merger Agreement, each executive officer of AltC ceased serving in such capacities, and each of Francis Frei, Allison Green, Peter Lattman and John L. Thornton ceased serving on AltC’s board of directors.

Jacob DeWitte, Caroline Cochran, Sam Altman, Lieutenant General (Ret.) John Jansen, Richard W. Kinzley, Michael Klein and Chris Wright were elected as directors of the Company by the holders of AltC Class A common stock at the Special Meeting, effective immediately upon the Closing, in each case, until their respective successor is duly elected and qualified, or until their earlier resignation, removal or death.

Lieutenant General Jansen, Mr. Kinzley and Mr. Wright were appointed to serve on the Audit Committee of the Board, and Mr. Kinzley qualifies as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K.

Mr. Kinzley, Mr. Wright and Lieutenant General Jansen were appointed to serve on the Compensation Committee of the Board.

Mr. Altman and Mr. Klein were appointed to serve on the Nominating and Corporate Governance Committee of the Board.

Jacob DeWitte was appointed as Oklo’s Chief Executive Officer, Caroline Cochran was appointed as Oklo’s Chief Operating Officer and R. Craig Bealmear was appointed as Oklo’s Chief Financial Officer.

Oklo’s directors and executive officers after the consummation of the Business Combination are described in the Proxy Statement/Prospectus/Consent Solicitation in the section titled “Management After the Business Combination,” beginning on page 287 thereof, and that information is incorporated herein by reference.

Executive Compensation

The executive compensation of Oklo’s executive officers is described in the Proxy Statement/Prospectus/Consent Solicitation in the section titled “Executive Compensation,” beginning on page 282 thereof, and that information is incorporated herein by reference.

Certain Relationships and Related Transactions

Certain relationships and related party transactions of Oklo are described in the Proxy Statement/Prospectus/Consent Solicitation in the section titled “Certain Relationships and Related Party Transactions,” beginning on page 337 thereof, and are incorporated herein by reference.

Director Independence

Information regarding director independence is described in the Proxy Statement/Prospectus/Consent Solicitation in the section titled “Management After the Business Combination—Director Independence,” beginning on page 290 thereof, and is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus/Consent Solicitation titled “Information about Oklo—Legal Proceedings,” beginning on page 269 thereof, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

On May 10, 2024, Oklo’s Class A common stock commenced trading on the NYSE under the symbol “OKLO” and shares of AltC Class A common stock ceased trading on the NYSE. It is the present intention of the Board to retain all earnings, if any, for use in Oklo’s business operations and, accordingly, the Board does not anticipate declaring any dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon Oklo’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any cash dividends is within the discretion of the Board. Further, the ability of Oklo to declare dividends may be limited by the terms of financing or other agreements, and other agreements entered into by Oklo or its subsidiaries from time to time.

Information regarding AltC Class A common stock and related stockholder matters are described in the Proxy Statement/Prospectus/Consent Solicitation in the section titled “Price Range of Securities and Dividends” on page 328 thereof, and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

Information regarding Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), and its use by former shell companies is set forth in the Proxy Statement/Prospectus/Consent Solicitation in the section titled “Securities Act Restrictions on Resale of AltC’s Securities” on page 341 thereof, and is incorporated herein by reference.

Description of Registrant’s Securities

The description of Oklo’s securities is contained in the Proxy Statement/Prospectus/Consent Solicitation in the section titled “Description of Securities,” beginning on page 309 thereof, and is incorporated herein by reference. As described below, Oklo’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) was approved by AltC’s stockholders at the Special Meeting and became effective as of the Closing.

Indemnification of Directors and Officers

The indemnification of Oklo’s directors and officers is set forth in the Proxy Statement/Prospectus/Consent Solicitation in the section titled “Description of Securities—Limitations on Liability and Indemnification of Directors and Officers” on page 316 thereof, and is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Report is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

The information set forth above under “Introductory Note,” Item 1.01 and Item 2.01 of this Report is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections titled “Management After the Business Combination,” “Executive Compensation,” and “Certain Relationships and Related Person Transactions” in Item 2.01 of this Report is incorporated herein by reference.

Oklo Inc. 2024 Equity Incentive Plan and Oklo Inc. 2024 Employee Stock Purchase Plan

As previously disclosed, at the Special Meeting, the holders of AltC common stock considered and approved the Oklo Inc. 2024 Equity Incentive Plan (the “Incentive Plan”) and Oklo Inc. 2024 Employee Stock Purchase Plan (the “ESPP” and together with the Incentive Plan, the “Plans”), which became effective immediately upon the Closing. Descriptions of the Plans are included in the Proxy Statement/Prospectus/Consent Solicitation in the sections entitled “Proposal No. 4—The Incentive Plan Proposal” beginning on page 224 thereof and “Proposal No. 5—The ESPP Proposal” beginning on page 230 thereof, which are incorporated herein by reference.

Such descriptions are qualified in their entirety by reference to the full text of the Plans and applicable forms of award agreements, copies of which are attached hereto as Exhibit 10.3 and 10.4, and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the AltC stockholders considered and approved, among other things, the proposals set forth in the Proxy Statement/Prospectus/Consent Solicitation in the sections titled “Proposal No. 2—The Charter Proposal” and “Proposal No.3—The Governance Proposal” beginning on pages 219 and 221, respectively, of the Proxy Statement/Prospectus/Consent Solicitation.

The Certificate of Incorporation, which became effective upon filing with the Secretary of State of the State of Delaware on May 9, 2024, includes the amendments proposed by the Charter Proposal.

On May 9, 2024, the Board approved and adopted the Amended and Restated Bylaws of the Company (the “Bylaws”), which became effective upon the Closing.

The descriptions of the Certificate of Incorporation, the Bylaws and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of Oklo’s capital stock are included in the Proxy Statement/Prospectus/Consent Solicitation in the section titled “Proposal No. 2—The Charter Proposal,” beginning on page 196 thereof, which is incorporated herein by reference, and such descriptions are qualified in their entirety by reference to the full text of the Certificate of Incorporation and the Bylaws, which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Closing, on May 10, 2024, the Board approved and adopted a new code of conduct applicable to all employees, officers and directors of the Company (the “Code of Conduct”). A copy of the Code of Conduct can be found on the Company’s website, https://www.oklo.com. The reference to the Company’s website address does not constitute incorporation by reference of the information contained at or available through the Company’s website, and you should not consider it to be a part of this Report.

The foregoing description of the Code of Conduct policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Code of Conduct, which is filed as Exhibit 14.1 to this Report and is incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus/Consent Solicitation in the section titled “Proposal No. 1—The Business Combination Proposal,” beginning on page 152 thereof, which is incorporated herein by reference. Further, the information set forth in the Introductory Note and under Item 2.01 of this Report is incorporated herein by reference.

Item 8.01. Other Events.

As a result of the Business Combination, Oklo became the successor issuer to AltC. Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of AltC Class A common stock that remained outstanding as Oklo Class A common stock after the Closing, and that were already registered under Section 12(b) of the Exchange Act prior to the Closing, are deemed registered under Section 12(b) of the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Legacy Oklo as of and for the years ended December 31, 2023 and 2022 and the related notes thereto are included in the Proxy Statement/Prospectus/Consent Solicitation, beginning on page F-2 thereof, and are incorporated herein by reference.

The unaudited financial statements of Legacy Oklo as of and for the three months ended March 31, 2024 and 2023 and the related notes thereto are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of March 31, 2024, and for the three months ended March 31, 2024 and the year ended December 31, 2023 is filed as Exhibit 99.3 to this Report and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
2.1†	Agreement and Plan of Merger and Reorganization, dated as of July 11, 2023, by and among AltC Acquisition Corp., AltC Merger Sub, Inc. and Oklo Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the registrant with the SEC on July 11, 2023).
3.1	Second Amended and Restated Certificate of Incorporation.
3.2	Amended and Restated Bylaws.
10.1	Amended and Restated Registration Rights Agreement, dated as of May 9, 2024, by and among AltC Acquisition Corp., AltC Sponsor LLC and the other parties thereto.
10.2	Amended and Restated Letter Agreement, dated as of July 11, 2023, by and among AltC Acquisition Corp., AltC Sponsor LLC, Oklo Inc. and certain other parties thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the registrant with the SEC on July 11, 2023).
10.3+	Oklo Inc. 2024 Equity Incentive Plan and forms of equity agreements thereunder( incorporated by reference to Annex F to the Company’s Registration Statement on Form S-4, as amended, filed by the registrant with the SEC on April 2, 2024).
10.4+	Oklo Inc. 2024 Employee Stock Purchase Plan (incorporated by reference to Annex G to the Company’s Registration Statement on Form S-4, as amended, filed by the registrant with the SEC on April 2, 2024).
10.5+	Employment Agreement, dated as of March 30, 2024, by and between Oklo Inc. and Jacob DeWitte (incorporated by reference to Exhibit 10.14 to the Company's Registration Statement on Form S-4, as amended, filed by the registrant with the SEC on April 2, 2024).
10.6+	Employment Agreement, dated as of March 30, 2024, by and between Oklo Inc. and Caroline Cochran (incorporated by reference to Exhibit 10.15 to the Company's Registration Statement on Form S-4, as amended, filed by the registrant with the SEC on April 2, 2024).
10.7+	Offer Letter, dated as of August 1, 2023, by and between Oklo Inc. and R. Craig Bealmear (incorporated by reference to Exhibit 10.16 to the Company's Registration Statement on Form S-4, as amended, filed by the registrant with the SEC on April 2, 2024).
10.8	Form of Indemnification Agreement.
10.9†*	Confidential Letter of Intent to Purchase Power, dated as of February 16, 2024, by and between Oklo Inc. and Equinix, Inc. (incorporated by reference to Exhibit 10.19 to the Company’s Registration Statement on Form S-4, as amended, filed by the registrant with the SEC on April 15, 2024).
10.10	Sublease dated September 10, 2021, between Paxio, Inc. and Oklo Inc. (incorporated by reference to Exhibit 10.18 to the Company’s Registration Statement on Form S-4 filed by the registrant on April 15, 2024).
14.1	Code of Conduct.
21.1	List of Subsidiaries.
99.1	Unaudited financial statements of Oklo Inc. as of and for the three months ended March 31, 2024 and 2023.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 2024 and 2023.
99.3	Unaudited pro forma condensed combined financial information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Certain of the annexes, exhibits and schedules to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant hereby agrees to furnish a copy of any omitted annex, schedule or exhibit to the SEC upon request.
+	Indicates a management contract or compensatory plan.
*	Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(b)(10) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oklo Inc.

Date: May 13, 2024	By:	/s/ R. Craig Bealmear
	Name:	R. Craig Bealmear
	Title:	Chief Financial Officer